Exhibit 99.1

Company Presentation June 30, 2009

Forward-looking statements and cautionary statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company's drilling program, estimated reserves and drilling locations, hedging activities, capital expenditures and financial and operating guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 13, 2009. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The Company uses the terms "estimated ultimate recovery," "EUR," "probable," "possible" and "resource" reserves, reserve "potential" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. June 30, 2009 | 2

Company overview June 30, 2009 | 3 Core areas of operations(1) (1)As of December 31, 2008, unless otherwise noted. (2)Based on June 22, 2009 closing price and 20.7 mm shares outstanding. (3) Net debt at March 31, 2009 was $47.2 mm. Exchange/Ticker Market cap $145.1 mm(2) Enterprise value $192.3 mm(3)

Key investment highlights High quality, long-lived asset base Low risk, repeatable, multi-year drilling inventory of over 1,200 identified locations Financial flexibility Technically driven management team with a proven track record of unconventional resource exploration, evaluation and development Attractive valuation versus peers June 30, 2009 | 4 Peer comparison - EV/Mcfe ($/Mcfe)(1) (1) Source: Tudor, Pickering, Holt & Co. Weekly Valuation Sheet, June 22, 2009, and AREX reports. Based on June 22, 2009 closing price of $7.00 per share, March 31, 2009 balance sheet and December 31, 2008 reported reserve estimates.

Operational highlights June 30, 2009 | 5 Operational highlights West Texas acreage position(1) (1)As of June 30, 2009. JCT Wells as of July 1, 2008 acquisition. (2)Based on 1Q 2009 actual production and midpoint of 2009 production guidance estimate. See page 31 for hedging schedule. (3)See page 31 for hedging schedule. Proved reserves increased 17% in 2008 to 211.1 Bcfe Production increased 65% to 8.8 Bcfe (23.9 MMcfe/d) We have expanded our West Texas acreage position in the Canyon, Strawn and Ellenburger to 98,062 gross (67,391 net) acres 3D seismic shoot planned for Cinco Terry We now own substantially all working interest in all depths in Ozona Northeast Use 3D seismic to high grade Strawn and Ellenburger targets 53% of remaining 2009 production hedged at a weighted average floor price of $6.80/Mcf(2) Approximately 3.0 Bcf of 2010 production hedged at a weighted average price of $6.13/Mcf(3)

First quarter 2009 financial highlights June 30, 2009 | 6 In millions, except per-share data Revenues Net income Earnings per diluted share Adjusted net (loss) income(1) Adjusted (loss) earnings per diluted share EBITDAX(2) EBITDAX per diluted share Three Months Ended March 31, 2009 Three Months Ended March 31, 2008 Percent Change 10,065 868 0.04 (548) (0.03) 8,316 0.40 19,018 2,762 0.13 5,933 0.29 15,209 0.73 (47)% (69)% (109)% (45)% $ $ $ $ $ $ $ $ $ $ $ $ $ $ (1)Adjusted net income (a non-GAAP measure) reconciliation provided on page 27. (2)EBITDAX (a non-GAAP measure) reconciliation provided on page 28.

Production and reserve growth Historic growth is organically driven Ozona Northeast historically represented majority of production and reserves Other development plays now contributing (Cinco Terry and North Bald Prairie) Flexibility to decrease capital expenditure budget and still achieve stable to moderate production growth in 2009 Currently expect 2009 capital expenditures to range from $15 million to $25 million June 30, 2009 | 7 Proved reserves growth (Bcfe) Production growth (MMcfe/d) (1)Pro forma for the November 14, 2007 acquisition of Neo Canyon Exploration, L.P.'s 30% working interest in Ozona Northeast, as if the acquisition occurred on January 1, 2007. (2)Pro forma for the Neo Canyon acquisition. Observations

2008 Reserve summary and unrisked potential June 30, 2009 | 8 Reserve overview(1) (1) Estimates of proved, probable and possible reserves at December 31, 2008 are based on an independent engineering study of our oil and gas properties prepared by DeGolyer and MacNaughton. Resource reserve estimates are based on internal Company studies. Probable, possible and resource reserves are unrisked and unbooked. Proved reserve mix Total reserves by category Category Oil/NGLs (MBbls) Gas (MMcf) Equivalent (MMcfe)

Operating as a low-cost producer: 1Q 2009 operating expenses comparison June 30, 2009 | 9 1Q 2009 LOE & severance tax(1) (1)Source: Tudor, Pickering, Holt & Co. small-cap peer group. Data from publicly-filed company reports.

Finding & development costs(1) Drill-bit finding and development cost $2.11/Mcfe All-in finding and development cost, including revisions $2.64/Mcfe All-in finding and development cost, including revisions and change in future development costs $2.88/Mcfe June 30, 2009 | 10 Peer comparison: All-in F&D cost Peer comparison: Drill-bit F&D cost (1) Source: Tudor, Pickering, Holt & Co. small-cap peer group. Data from publicly-filed company reports. F&D costs (non-GAAP) reconciliation and important disclosures provided on pages 29-30. 2008 F&D cost metrics

Ozona Northeast June 30, 2009 | 11 Key highlights(1) Drilling inventory map with JCT wells(1) (1)As of June 30, 2009, unless otherwise noted. JCT Wells as of July 1, 2008 acquisition. Canyon Sands tight gas, Strawn and Ellenburger development Own substantially all working interest in all depths 80% NRI Legacy asset with significant remaining development potential 144.4 Bcfe estimated proved reserves, 100% operated at 12/31/2008 Low decline rates (4%-6%) in mature wells 49,169 gross (44,492 net) acres Own or operate 140 miles of gathering lines 660 identified drilling locations at 12/31/2008 Evaluating reprocessed 3D seismic to identify Strawn and Ellenburger targets

Ozona Northeast: typical Canyon well June 30, 2009 | 12 Cumulative well cash flow profile Key observations Statistical, predictable results 520 - 480 MMcfe average gross EUR 396 - 366 MMcfe average net EUR (80% NRI) Premium price realization driven by high gas heat content 1,250 Btu per Mcfe Make-whole contract (wellhead) Contract expires 2/2011 Expected D&C costs $670k per well (8/8th) Estimated rate of return 18% based on 520 MMcfe average gross EUR $246k NPV per well at 10% discount rate Payout 4.3 years Expected breakeven at $3.50 NYMEX 2009: $4.50/Mcf and $43.00/Bbl 2010: $6.50/Mcf and $60.00/Bbl 2011+: $7.00/Mcf and $70.00/Bbl Decline curve Price assumptions (NYMEX)

Ozona Northeast June 30, 2009 | 13 3D Seismic

Cinco Terry June 30, 2009 | 14 Key highlights(1) Drilling inventory map(1) (1)As of June 30, 2009, unless otherwise noted. Canyon Sands tight gas development +-52% WI & 39% NRI Ellenburger development 45.9 Bcfe estimated proved reserves at 12/31/2008 48,893 gross (22,899 net) acres 456 identified drilling locations at 12/31/2008 Increased POP contract from 90% to 93% 3D seismic shoot planned for Cinco Terry Multiple horizon potential 3,000 - 4,500 7,500 - 8,100 8,200 - 8,800 Wolfcamp/Sprayberry Canyon Sands Ellenburger Depth in feet Formation

Cinco Terry: typical Canyon well June 30, 2009 | 15 Cumulative well cash flow profile Key observations 2009: $4.50/Mcf and $43.00/Bbl 2010: $6.50/Mcf and $60.00/Bbl 2011+: $7.00/Mcf and $70.00/Bbl Decline curve Price assumptions (NYMEX) Statistical results +-52% WI & 39% NRI 547 MMcfe average gross EUR 258 MMcfe average net EUR Premium price realization driven by high gas heat content 1,220 Btu per Mcfe 93% POP contract Expected D&C Costs $800k per well (8/8th) Estimated rate of return 23% based on 547 MMcfe average gross EUR $217k NPV per well at 10% discount rate Payout 3.3 years Expected breakeven at $3.00 NYMEX

Cinco Terry: typical Canyon/Ellenburger well June 30, 2009 | 16 Cumulative well cash flow profile Key observations 2009: $4.50/Mcf and $43.00/Bbl 2010: $6.50/Mcf and $60.00/Bbl 2011+: $7.00/Mcf and $70.00/Bbl Decline curve Price assumptions (NYMEX) Statistical results +-52% WI & 39% NRI 653 MMcfe average gross EUR 311 MMcfe average net EUR Premium price realization driven by high gas heat content 1,220 Btu per Mcfe 93% POP contract Expected D&C costs $835k per well (8/8th) Estimated rate of return 31% based on 653 MMcfe average gross EUR $357k NPV per well at 10% discount rate Payout 2.5 years Expected breakeven less than $3.00 NYMEX

Cinco Terry June 30, 2009 | 17 Proposed 3D seismic

North Bald Prairie June 30, 2009 | 18 Key highlights(1) Drilling inventory map(1) (1)As of June 30, 2009, unless otherwise noted. Cotton Valley Lime, Bossier Shale, Bossier Sand, Cotton Valley Sands development 50% WI & +-40% NRI 20.8 Bcfe estimated proved reserves at 12/31/2008 9,301 gross (4,361 net) acres 89 locations identified at 12/31/2008 Rodessa and Pettit behind pipe potential

North Bald Prairie: typical Bossier/Cotton Valley well June 30, 2009 | 19 Cumulative well cash flow profile Key observations 2009: $4.50/Mcf and $43.00/Bbl 2010: $6.50/Mcf and $60.00/Bbl 2011+: $7.00/Mcf and $70.00/Bbl Decline curve Price assumptions (NYMEX) Statistical results 50% WI & +-40% NRI 1,300 - 1,000 MMcfe average gross EUR 507 - 400 MMcfe average net EUR Price realization 1,050 Btu per Mcfe Expected D&C costs $2.0 mm per well (8/8th) Estimated rate of return 17% based on 1,300 MMcfe average gross EUR $282k NPV per well at 10% discount rate Payout 4.3 years

Exploratory plays June 30, 2009 | 20 Northern New Mexico - El Vado East British Columbia Western Kentucky - Boomerang 25% non-operated WI 31,231 gross (7,395 net) acres at 6/30/2009 Primary targets are Doig shale, Montney tight gas sands and lower Montney shale New Albany Shale 74,988 gross (44,759 net) undeveloped acres at 6/30/2009 Long dated leases (2 year remaining primary + 5 year extensions remaining) provide long term option value on technology and gas prices After evaluating results from test wells, determine development program for the prospect Mancos Shale exploration 2,000 to 3,000 feet 90,357 gross (79,793 net) undeveloped acres at 6/30/2009 Proximity to several multi-million barrel fields (mostly crude oil) Additional prospectivity in Dakota, Morrison, Todilto and Entrada formations Rio Arriba County drilling moratorium has delayed drilling Currently, deferring 2009 capital expenditures County ordinance finalized and drilling moratorium lifted 5/2009

2009 Outlook June 30, 2009 | 21 Financial flexibility to reduce drilling in low-price environment Long-lived reserves Strong balance sheet $100 mm borrowing base confirmed on 4/13/2009 $47 mm drawn at 4/30/2009 Long-term debt-to-capital ratio at 3/31/2009 was 17% Use period of reduced operational activity to: Increase efficiencies Lower cost structure Use 3D seismic and lease program to expand current development plays Evaluate additional growth opportunities in the Permian Basin, Appalachian Basin and elsewhere

Appendix

Financial and operating guidance June 30, 2009 | 23 2009 financial and operating guidance The table below sets forth the Company's current 2009 financial and operating guidance. The 2009 guidance is forward-looking information that is subject to a number of risks and uncertainties, many of which are beyond the Company's control, as further described on page 2 of this presentation.

Equity ownership June 30, 2009 | 24 Ownership of management & certain beneficial owners at 3/31/2009 (1)As of most recent public filings, 4.4 million shares are owned by non-affiliate holders of 5% or more of our outstanding common stock.

Financial and operating data (unaudited) June 30, 2009 | 25 (1)EBITDAX (a non-GAAP measure) reconciliation provided on page 28. $ thousands, except per-unit metrics

Condensed balance sheet data (unaudited) June 30, 2009 | 26 $ thousands

Adjusted net income reconciliation (unaudited) June 30, 2009 | 27 $ thousands, except per-share metrics This presentation contains the non-GAAP financial measures adjusted net income and adjusted earnings per diluted share, which exclude the unrealized, pre-tax gain or loss on commodity derivatives and related income taxes. The amounts included in the calculation of adjusted net income and adjusted earnings per diluted share above were computed in accordance with GAAP. We believe adjusted net income and adjusted earnings per diluted share are useful to investors because they provide readers with a more meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined. However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.

EBITDAX reconciliation (unaudited) June 30, 2009 | 28 $ thousands, except per-share metrics We define EBITDAX as net income, plus (1) exploration expense, (2) depletion, depreciation and amortization expense, (3) share-based compensation expense, (4) unrealized (gain) loss on commodity derivatives, (5) interest expense and (6) income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP. The amounts included in the calculation of EBITDAX were computed in accordance with GAAP. EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities. This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.

Finding & development costs reconciliation (unaudited) June 30, 2009 | 29 We believe that providing measures of finding and development, or F&D, cost is useful to assist an evaluation of how much it costs the Company, on a per Mcfe basis, to add proved reserves. However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our annual report on Form 10-K filed with the SEC on March 13, 2009. Due to various factors, including timing differences, F&D costs do not necessarily reflect precisely the costs associated with particular reserves. For example, exploration costs may be recorded in periods before the periods in which related increases in reserves are recorded and development costs may be recorded in periods after the periods in which related increases in reserves are recorded. In addition, changes in commodity prices can affect the magnitude of recorded increases (or decreases) in reserves independent of the related costs of such increases. As a result of the above factors and various factors that could materially affect the timing and amounts of future increases in reserves and the timing and amounts of future costs, including factors disclosed in our filings with the SEC, we cannot assure you that the Company's future F&D costs will not differ materially from those set forth above. Further, the methods we use to calculate F&D costs may differ significantly from methods used by other companies to compute similar measures. As a result, our F&D costs may not be comparable to similar measures provided by other companies. The following table reflects the reconciliation of our estimated finding and development costs for the year ended December 31, 2008 to the information required by paragraphs 11 and 21 of Statement of Financial Accounting Standard No. 69:

F&D costs reconciliation (unaudited) - cont. June 30, 2009 | 30 Drill-bit finding and development ("F&D") costs are calculated by dividing the sum of exploration costs and development costs for the year, by the total of reserve extensions and discoveries for the year. All-in F&D costs, including revisions, are calculated by dividing the sum of property acquisition costs, exploration costs and development costs for the year, by the total of reserve extensions, discoveries, purchases and all revisions for the year. All-in F&D costs, including revisions and the change in future development costs, are calculated by dividing the sum of property acquisition costs, exploration costs, development costs and the change in future development costs from the prior year, by the total of reserve extensions, discoveries, purchases and all revisions for the year. Definitions Reconciliation (1) Includes $3.5 million in non-cash asset retirement obligations recorded in 2008.

Hedging positions as of 6/30/2009 June 30, 2009 | 31 2009 Natural gas hedges (1)Percent of estimated production hedged for 2009 is based on 1Q 2009 production and the midpoint of 2009 production guidance, or 9,050 MMcfe. (2)Percent of estimated production hedged for 2010 is based on the midpoint of 2009 production guidance, or 9,050 MMcfe. 2010 Natural gas hedges